EXHIBIT E

                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  April 25, 2007


                                CLINTON GROUP, INC.

                                By: /s/ Francis Ruchalski
                                    ---------------------------
                                    Name:  Francis Ruchalski
                                    Title: Comptroller


                                CLINTON MULTISTRATEGY MASTER FUND, LTD.
                                By: Clinton Group, Inc. its investment
                                    manager

                                By: /s/ Francis Ruchalski
                                    ---------------------------
                                    Name:  Francis Ruchalski
                                    Title: Comptroller


                                CLINTON SPECIAL OPPORTUNITIES MASTER FUND, LTD.
                                By: Clinton Group, Inc. its investment
                                    manager

                                By: /s/ Francis Ruchalski
                                    ---------------------------
                                    Name:  Francis Ruchalski
                                    Title: Comptroller


                                /s/ George E. Hall
                                ------------------------------
                                George E. Hall


                                /s/ Conrad Bringsjord
                                ------------------------------
                                Conrad Bringsjord